Knowles Takes Strategic Actions that Accelerate Transformation to Industrial Technology Company September 18, 2023 1 The information contained in this document is confidential and/or proprietary to Knowles Corporation and/or its affiliates. Please do not share this document or the information contained herein with anyone outside of Knowles Corporation or its affiliates, without first obtaining permission from an authorized representative of Knowles Corporation or its affiliates, as applicable. © 2016, Knowles Electronics, LLC, Itasca, IL USA. All Rights Reserved. Knowles and the logo are trademarks of Knowles Electronics, LLC.

Disclaimer Cautionary Note Regarding Forward-Looking Statements: This presentation contains certain statements, including those statements relating to the Company’s expectations regarding the CD acquisition, the evaluation of strategic alternatives for the CMM business, plans and objectives of management for future operations and other statements that do not directly relate to any historical or current fact which are “forward-looking” statements within the meaning of the safe harbor provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. The words “expect,” “estimate,” “budget,” “continue,” “intend,” “will,” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The matters discussed in these forward-looking statements are based on current plans, expectations, forecasts and assumptions and are subject to risks, uncertainties and other factors that could cause actual outcomes or results to differ materially from those projected, anticipated or implied in these forward-looking statements. Where, in any forward- looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will be achieved or accomplished. Many factors that could cause actual results or events to differ materially from those anticipated include those matters described under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the SEC, as well as the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement to acquire CD; the possibility that various closing conditions for the acquisition may not be satisfied or waived; the possibility of a failure to obtain, delays in obtaining or adverse conditions contained in regulatory or other required approvals; the failure of the acquisition to close for any other reason; the amount of fees and expenses related to the acquisition or the strategic alternatives process; the ability to achieve projected financial results; the risk that the anticipated benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected; the effects of disruption from the acquisition or strategic alternatives process making it more difficult for Knowles or CD to maintain relationships with employees (including potential difficulties in employee retention), collaboration parties, other business partners or governmental entities; other business effects, including the effects of industrial, economic or political conditions outside of Knowles’ control; the timing of the strategic alternatives review; the outcome of the strategic alternatives review, including whether any transaction occurs at all; whether any such strategic alternative will result in additional value for Knowles and its shareholders; and changes in economic, competitive, strategic, technological, regulatory or other factors that affect the operation of Knowles’ businesses. Any forward-looking statement speaks of as of the date on which it is made and the Company does not assume any obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise, except as required by applicable law. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. 2 The information contained in this document is confidential and/or proprietary to Knowles Corporation and/or its affiliates. Please do not share this document or the information contained herein with anyone outside of Knowles Corporation or its affiliates, without first obtaining permission from an authorized representative of Knowles Corporation or its affiliates, as applicable. © 2016, Knowles Electronics, LLC, Itasca, IL USA. All Rights Reserved. Knowles and the logo are trademarks of Knowles Electronics, LLC.

Knowles to Acquire Cornell Dubilier Electronics 3 Transaction Overview Consideration Clear Path to Close • Knowles to acquire Cornell Dubilier (“CD”) for $263 million in an all-cash transaction • CD to become part of Knowles’ Precision Devices segment • Acquisition expected to be accretive to Knowles’ non-GAAP EPS in fiscal 2024*2024* • Acquisition cost of $263 million consists of a $140 million cash payment at closing and an interest-free seller note of $123 million - Seller note: $50 million matures in one year from closing and remaining $73 million matures two years from closing • Total fair value of the consideration transferred is estimated at $250 million - Represents 9.6x CD’s TTM adj. EBITDA inclusive of run-rate cost synergies • CD acquisition expected to close in Q4 2023 • Subject to regulatory approvals and other customary closing conditions *Non-GAAP diluted earnings per share (“non-GAAP diluted EPS”) is adjusted for certain non-GAAP reconciling adjustments, including stock-based compensation expense, intangibles amortization expense, impairment charges, restructuring charges, and other infrequent or non-recurring expense and income items that, when removed, result in greater comparability of results between reporting periods. Non-GAAP diluted EPS also includes the income tax effects of non-GAAP reconciling adjustments, which are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments. The number of shares used in the non-GAAP diluted EPS calculations excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method.

Cornell Dubilier Overview 4 The information contained in this document is confidential and/or proprietary to Knowles Corporation and/or its affiliates. Please do not share this document or the information contained herein with anyone outside of Knowles Corporation or its affiliates, without first obtaining permission from an authorized representative of Knowles Corporation or its affiliates, as applicable. © 2016, Knowles Electronics, LLC, Itasca, IL USA. All Rights Reserved. Knowles and the logo are trademarks of Knowles Electronics, LLC.

Cornell Dubilier Overview 5 The information contained in this document is confidential and/or proprietary to Knowles Corporation and/or its affiliates. Please do not share this document or the information contained herein with anyone outside of Knowles Corporation or its affiliates, without first obtaining permission from an authorized representative of Knowles Corporation or its affiliates, as applicable. © 2016, Knowles Electronics, LLC, Itasca, IL USA. All Rights Reserved. Knowles and the logo are trademarks of Knowles Electronics, LLC. A privately held company headquartered in Liberty, South Carolina, Cornell Dubilier is a technology leader and manufacturer of high- performance capacitors used in demanding medtech, defense & aerospace, and industrial electrification applications.

# Cornell Dubilier Overview (cont'd)

## At a glance

FOUNDED
1909

LOCATIONS
Liberty, SC (HQ)
New Bedford, MA
Des Plaines, IL
Mexicali, MX
Calexico, CA
Snow Hill, NC
Hong Kong

UNIQUE CUSTOMERS
35,000+

TOTAL EMPLOYEES
~1,000

ANNUALIZED REVENUE
$135 mm+

## Markets & Applications

### Industrial



- Motors
- Motor Drives
- Welders
- Battery Chargers
- Lasers
- Lighting
- Induction Heating
- HVAC

### Medtech



- Defibrillators
- Ventilators
- Lasers
- MRI
- X-ray
- Radiotherapy

### Mil/Aero



- Avionics
- Shipboard
- Radar System
- Munitions
- Vehicles

### Power Mgmt.



- UPS
- Flywheel
- PFC
- Power Cond.
- Memory Backup
- AMR

### Renewables



- Wind Inverters
- Solar Inverters
- Fuel Cell Inverters

### Audio



- Amplifiers
- Guitar Tuning

### Transportation



- Trains
- Farming & Mining Equipment
- Hybrid Busses

### Safety/Security



- Tasers
- Fire & Smoke
- RFID

### Communications



- Infrastructure
- Networking

knowles

The information contained in this document is confidential and/or proprietary to Knowles Corporation and/or its affiliates. Please do not share this document or the information contained herein with anyone outside of Knowles Corporation or its affiliates, without first obtaining permission from an authorized representative of Knowles Corporation or its affiliates, as applicable. © 2016, Knowles Electronics, LLC, Itasca, IL USA. All Rights Reserved. Knowles and the logo are trademarks of Knowles Electronics, LLC.

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# Cornell Dubilier Product Overview

## Core capacitor technologies

### Aluminum Electrolytic



- Screw Terminal
- Snap-in
- Flatpack
- Axial and Radial
- SMT

### DC Film, Resin-Filled



- DC Link
- Snubber
- Axial and Radial
- SMT
- Defibrillator
- Pulse Discharge

### AC & DC Film, Paper Oil-Filled



- 10 and 30
- Harmonic Filters Power Conversion
- Motor Run
- HID Lighting
- PFC
- Pulse Discharge
- Induction Heating

### RF MICA



- RF Dipped
- RF Clad
- SMT
- Transmitting

### Supercapacitors



- Standard and Custom Cells
- LiC Hybrid Capacitor
- Modules
- Custom Assemblies

knowles

The information contained in this document is confidential and/or proprietary to Knowles Corporation and/or its affiliates. Please do not share this document or the information contained herein with anyone outside of Knowles Corporation or its affiliates, without first obtaining permission from an authorized representative of Knowles Corporation or its affiliates, as applicable. © 2016, Knowles Electronics, LLC, Itasca, IL USA. All Rights Reserved. Knowles and the logo are trademarks of Knowles Electronics, LLC.

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Transaction Rationale 8 The information contained in this document is confidential and/or proprietary to Knowles Corporation and/or its affiliates. Please do not share this document or the information contained herein with anyone outside of Knowles Corporation or its affiliates, without first obtaining permission from an authorized representative of Knowles Corporation or its affiliates, as applicable. © 2016, Knowles Electronics, LLC, Itasca, IL USA. All Rights Reserved. Knowles and the logo are trademarks of Knowles Electronics, LLC.

Cornell Dubilier Acquisition Consistent with Knowles’ Strategy for Driving Returns 9 The information contained in this document is confidential and/or proprietary to Knowles Corporation and/or its affiliates. Please do not share this document or the information contained herein with anyone outside of Knowles Corporation or its affiliates, without first obtaining permission from an authorized representative of Knowles Corporation or its affiliates, as applicable. © 2016, Knowles Electronics, LLC, Itasca, IL USA. All Rights Reserved. Knowles and the logo are trademarks of Knowles Electronics, LLC. Increases exposure to attractive end markets • Significantly expands Knowles’ serviceable available market through CD’s film, electrolytic and mica capacitor offerings • CD’s medtech, military, aerospace, and industrial electrification end markets aligned to key growth tailwinds Diversifies and expands product portfolio • CD is a pioneer in capacitor and electronic component manufacturing with a wide selection of power film, electrolytic and mica capacitors, broad-based roster of customers and leading technology • Expands applications for Knowles’ Precision Devices segment with wider portfolio of products and solutions to both existing and new customers Drives accretion and preserves financial flexibility • Accretive to non-GAAP EPS in 2024* • Pro forma gross leverage ratio of 1.4x EBITDA at closing • Knowles to maintain balanced capital deployment strategy focused on R&D, capex investment, accretive M&A and share repurchases *Non-GAAP diluted earnings per share (“non-GAAP diluted EPS”) is adjusted for certain non-GAAP reconciling adjustments, including stock-based compensation expense, intangibles amortization expense, impairment charges, restructuring charges, and other infrequent or non-recurring expense and income items that, when removed, result in greater comparability of results between reporting periods. Non-GAAP diluted EPS also includes the income tax effects of non-GAAP reconciling adjustments, which are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments. The number of shares used in the non-GAAP diluted EPS calculations excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method.

Cornell Dubilier Acquisition Creates Value for All Stakeholders 10 The information contained in this document is confidential and/or proprietary to Knowles Corporation and/or its affiliates. Please do not share this document or the information contained herein with anyone outside of Knowles Corporation or its affiliates, without first obtaining permission from an authorized representative of Knowles Corporation or its affiliates, as applicable. © 2016, Knowles Electronics, LLC, Itasca, IL USA. All Rights Reserved. Knowles and the logo are trademarks of Knowles Electronics, LLC. Shareholders • Expanded serviceable available market increases growth potential • Accretive to non-GAAP EPS in 2024* • Preserves financial flexibility to maintain disciplined capital deployment strategy Customers • Delivers wider portfolio of products and solutions • Enhanced innovation capabilities • Better positioned to serve industrial electrification, medtech and defense & aerospace end markets Our Teams • Shared values and commitment to customers • Continued operational excellence • Attractive long-term growth opportunities *Non-GAAP diluted earnings per share (“non-GAAP diluted EPS”) is adjusted for certain non-GAAP reconciling adjustments, including stock-based compensation expense, intangibles amortization expense, impairment charges, restructuring charges, and other infrequent or non-recurring expense and income items that, when removed, result in greater comparability of results between reporting periods. Non-GAAP diluted EPS also includes the income tax effects of non-GAAP reconciling adjustments, which are calculated using the applicable tax rates in the jurisdictions of the underlying adjustments. The number of shares used in the non-GAAP diluted EPS calculations excludes the impact of stock-based compensation expense expected to be incurred in future periods and not yet recognized in the financial statements, which would otherwise be assumed to be used to repurchase shares under the GAAP treasury stock method.

Exploring Strategic Alternatives for Consumer MEMS Microphones Business 11 The information contained in this document is confidential and/or proprietary to Knowles Corporation and/or its affiliates. Please do not share this document or the information contained herein with anyone outside of Knowles Corporation or its affiliates, without first obtaining permission from an authorized representative of Knowles Corporation or its affiliates, as applicable. © 2016, Knowles Electronics, LLC, Itasca, IL USA. All Rights Reserved. Knowles and the logo are trademarks of Knowles Electronics, LLC. CMM Overview • CMM designs and manufactures micro-electro-mechanical systems (“MEMS”) microphones • Market-leading franchise with differentiated products and a blue chip customer base Rationale • Allows Knowles to continue its business transformation as we explore potential partners to drive CMM’s return to growth The Company has not set a timetable for the conclusion of the strategic review and does not intend to comment on or provide updates regarding these matters unless and until it determines that further disclosure is appropriate or required.